Exhibit 10.15

English Translation

AMENDMENT TO JOINT VENTURE CONTRACT

THIS AMENDMENT TO JOINT VENTURE CONTRACT (the “Amendment”) is entered into as of July 12, 2001 in Shanghai, China by and between the following parties:

1.                                      Shanghai Traditional Chinese Medicine Co., Ltd., a corporate legal person established  and registered in the Shanghai Municipality, China, with its legal address at 239 Hankou Road, Shanghai Municipality, China (“Party A”); and

2.                                      Hutchison Chinese Medicine (Shanghai) Investment Limited, a limited liability company established in British Virgin Islands, with its registered address at P.O. Box 957, Offshore Incorporation Centre, Road Town Tortola, British Virgin Islands (“Party B”).

WHEREAS,

3.                                      Party A and Party B entered into the Joint Venture Contract (the “JV Contract”), articles of association and relevant documents with respect to the formation of Shanghai No.1 Chinese Medicine Co., Ltd. (the “JVC”) on January 6, 2001;

4.                                      Shanghai Municipal Foreign Investment Commission and Shanghai Municipal Government approved the establishment of the JVC and issued to the JVC the Approval Certificate of Foreign-invested Enterprise (Wai Jing Mao Hu He Zi Zi [2001] Number 0904); and

5.                                      The Parties agree to change the English name of the JVC and amend the JV Contract.

NOW THEREFORE, the Parties agree to the following terms and conditions:

6.                                      The Parties agree Section 2.7 of the JV Contract is hereby amended as follows:

Original:	2.7 The Chinese name of the JVC shall be上海和黃藥業有限公司. The English name of the JVC shall be SHANGHAI NO. 1 CHINESE MEDICINE CO. LTD.

Amendment:	2.7 The Chinese name of the JVC shall be: 上海和黃藥業有限公司. The English name of the JVC shall be: SHANGHAI HUTCHISON PHARMACEUTICALS LIMITED.

7.                                      The terms and conditions of the JV Contract, not amended by this Amendment, shall remain in full force and effect and binding on both Parties.

8.                                      The Amendment shall become effective upon signature by the authorized representatives of the Parties, affixing of the seal of the Parties and approval from the original examination and approval authority.  This Amendment constitutes an integral part of the JVC Contract and has the same legal effect as the JVC Contract.

9.                                      This Amendment is governed by the Laws of the People’s Republic of China.

10.                               This Amendment is written in Chinese and made in 6 copies.

Party A: Shanghai Traditional Chinese Medicine Co., Ltd.

/s/ Xu Qinfa
Authorized Representative (Signature and Seal)

Party B: Hutchison Chinese Medicine (Shanghai) Investment Limited

/s/ Simon To Chi Keung
Authorized Representative (Signature and Seal)